Provisions (non-current and current)	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions (non-current and current)

24 Provisions (non-current and current)

Provisions as at December 31, 2023 and 2022 consist of the following:

	31/12/23	31/12/22
Provision for legal claims	7,432	8,626
Provision for tax claims	489	64
Provision for warranties	2,352	3,114
Termination indemnities for sales agents	861	742
Other provisions	502	—
Total provisions	11,636	12,546
Less current portion	(2,352)	(3,114)
Non-current portion	9,284	9,432

The provision for legal claims includes the amounts accrued by the Group for the probable contingent liability related to legal procedures initiated by several third parties as result of past events.

The provision for tax claims refers to the amounts accrued by the Group for the probable liability that will be paid to settle some tax claims.

The provision for warranties includes the estimated liabilities for the Group’s obligation to repair or replace faulty products under the assurance warranty terms (see notes 4(r) and 4(t)). The warranty claims for the finished products sold are estimated based on past experience of the level of repairs, faulty products and disputes with customers. The Company expects that these costs will be incurred mainly in the next financial year. Significant assumptions used to calculate the provision for such assurance type warranty are the warranty period for all products sold, current sales levels and historical information available about repairs, faulty products and dispute with customers.

The termination indemnities for sales agents refer to termination indemnities, provided for by the current regulations, due to the Group’s agents upon termination of their agreement with the Company or relevant subsidiary.

Changes in the above provisions for the years ended December 31, 2023 and 2022 are analysed as follows:

	Provision for legal claims	Provision for tax claims	Provision for warranties	Termination indemnities for sales agents	Other provisions	Total
Balance as at December 31, 2021	9,403	229	2,839	940	—	13,411
Provisions made during the year	4,785	—	1,774	75	—	6,634
Provisions used during the year	(4,888)	(165)	(1,499)	(273)	—	(6,825)
Provisions reversed during the year	(674)	—	—	—	—	(674)
Balance as at December 31, 2022	8,626	64	3,114	742	—	12,546
Provisions made during the year	1,723	425	785	119	502	3,554
Provisions used during the year	(2,403)	—	(1,542)	—	—	(3,945)
Provisions reversed during the year	(514)	—	(5)	—	—	(519)
Balance as at December 31, 2023	7,432	489	2,352	861	502	11,636

As at December 31, 2023, the provision for legal claims refers for 5,907 (7,163 as at December 31, 2022) to the probable contingent legal liability related to legal procedures initiated by 138 workers against the Company for the misapplication of the social security procedure “CIGS—Cassa Integrazione Guadagni Straordinaria”. According to the “CIGS” procedure, the Company pays a reduced salary to the worker for a certain period of time based on formal agreements signed with the Trade Unions and other Public Social parties. In particular, these 138 workers are claiming in the legal procedures that the Company applied the “CIGS” during the period from 2004 to 2016 without foreseeing any time rotation. In May 2017, the Company received from the Italian Supreme Court of Justice (“Corte di Cassazione”) an adverse verdict for the above litigation related only to two workers. Based on this unfavorable verdict, the Company, with the support of its legal counsel, has assessed that the liability for legal procedures initiated by all the 138 workers is 5,907 .